UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008 (September 2, 2008)

BIOGOLD FUELS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138869	20-5609647
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 600 Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 556-0025

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause BioGold Fuels Corp. (“BioGold” or the “Company”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe BioGold future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. BioGold actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, BioGold undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 2, 2008, BioGold Fuels Corporation, a Nevada corporation (“BioGold” or the “Company”) entered into a Securities Purchase Agreement with Heritage Opportunity Fund, LLC, a California limited liability company (“Lender”) pursuant to which BioGold issued to Lender a Senior Secured Convertible Promissory Note in the principal amount of $287,500 (the “Note”) and a Warrant to purchase 1,437,500 shares of the BioGold common stock (the “Warrant”). The Lender, at its sole option, may cause the Company to issue a second note and second warrant on terms identical to the Note and the Warrant on or before October 1, 2008 and a third note and third warrant on terms identical to the Note and the Warrant on or before November 1, 2008 (respectively, the “Second Note”, the “Second Warrant,” the “Third Note,” and the “Third Warrant”).

The Note is due and payable on August 31, 2009.  The Note bears interest at the rate of 15% per annum and the Lender receives a 15% origination fee on the additional proceeds from the Note, which is deducted from the payment of principal at the time the funds are disbursed. In conjunction with the issuance of the Note and Warrant, the due date on the Senior Secured Promissory Note issued to the Lender on March 3, 2008, in the principal amount of $550,000 (the “$550,000 Note”) was extended from December 31, 2008, to December 31, 2009. The Note and the Warrant were issued pursuant to a Securities Purchase Agreement.

To secure the Note, the Lender has been granted a first priority interest in all of the assets of the Company pursuant to the terms and conditions of a Security Agreement dated September 2, 2008. The Note allows prepayment only upon Lender’s prior written consent to remove the security interest.  In addition, the Note is convertible at the Lender’s discretion into shares of common stock of the Company at a conversion price equal to the lower of (i) $0.10 per share, or (ii) the price per share of common stock issued to any investor in the Company (other than employees, consultants, directors or strategic partners) subsequent to the date of the First Note.

The Warrant is exercisable for five shares of common stock in the Company for each $1 of principal under the Note. The exercise price of the Warrant is $0.23 per share which is equal to the closing price of the Company’s common stock on the day the Note was issued. The Warrant has a term of seven years and includes a net issue exercise provision.

The complete terms and conditions of the foregoing transaction are set forth in the Note, Security Agreement, Securities Purchase Agreement, and Form of Warrant which are attached hereto as exhibits and incorporated by reference.

Under the Securities Purchase Agreement, the Company is required to file a registration statement with the Securities and Exchange Commission on or before December 31, 2008, to register under the Securities Act of 1933, as amended, (the “Securities Act”) the shares to be received by the Lender upon conversion of the Note, the Warrant, the $550,000 Note and, if issued, the Second Note, the Second Warrant, the Third Note and the Third Warrant

Section 2 – Financial Information

Item 2. 03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information at Item 1.01 above is incorporated herein by reference.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The shares of BioGold common stock which may be issued upon conversion of the Note, the Warrant, and, if issued, the Second Note, the Second Warrant, the Third Note and the Third Warrant were sold to the Lender in a private transaction not involving a public offering. Based on certain representations and warranties of the Lender in the Securities Purchase Agreement, BioGold relied on Section 4(2) of the Securities Act for an exemption from the registration requirements of the Securities Act. Such shares have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration requirements. See Item 1.01 above for a description of the requirement that the Company file a registration statement to register such shares under the Securities Act.

Section 5 Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

In the event the Lender converts the entire principal amounts of the Note, the Warrant, the $550,000 Note, and, if issued, the Second Note, the Second Warrant, the Third Note and the Third Warrant, the Lender would own a total of 35,688,000 shares or approximately 31.6% of the total number of then outstanding shares making the Lender the largest shareholder of the Company. As a result, the Lender may be in a position to exert management control over the Company

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure

On September 3, 2008, the Company issued a press release announcing the entry into the Financing with Heritage as described in Section 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Document
10.1	Senior Secured Promissory Note dated September 2, 2008.
10.2	Securities Purchase Agreement dated September 2, 2008.
10.3	Security Agreement dated September 2, 2008.
10.4	Form of Warrant.
99.1	Press Release dated September 3, 2008 regarding entry into Financing with Heritage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGOLD FUELS CORPORATION

Date: September 3, 2008	By:	/s/ Chris Barsness
Chris Barsness
Chief Financial Officer